WisdomTree MidCap Dividend Fund – DON (NYSE Arca Ticker)

SUMMARY PROSPECTUS – JULY 29, 2010 as supplemented August 20, 2010

Before you invest in the WisdomTree MidCap Dividend Fund (the “Fund”) you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to Info@wisdomtree.com.

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree MidCap Dividend Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.38%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.38%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

WisdomTree Prospectus 1

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree MidCap Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The WisdomTree MidCap Dividend Index measures the performance of companies that pay regular cash dividends from the mid-capitalization segment of the WisdomTree Dividend Index and that meet specified requirements as of the Index measurement date. The Index is created by first removing the 300 companies with the highest market capitalizations as of the Index measurement date from the WisdomTree Dividend Index. Those companies that comprise the top 75% of the remaining market capitalization of the WisdomTree Dividend Index as of the Index measurement date are included in the WisdomTree MidCap Dividend Index. Companies are weighted in the Index based on their projected cash dividends as of the Index measurement date. The Index includes primarily mid-capitalization securities and is, in this sense, a dividend-weighted U.S. mid-capitalization index.

Under normal circumstances, at least 95% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. WisdomTree Asset Management expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

To the extent that the Fund’s underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Market Risk. The trading price of fixed income securities, equity securities, commodities and other instruments fluctuates in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price will fluctuate within a wide range in response to these and other factors. Events in 2008 and 2009 resulted in a prolonged and significant market downturn and a high degree of market volatility. Possible continuing market turbulence may have an adverse effect on Fund performance. As a result, an investor could lose money over short or even long periods.

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Shares of the Funds May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV when you buy shares of a Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

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Financial Sector Risk. The Fund currently invests a relatively large percentage of its assets in securities of companies in the financial sector and therefore the performance of the Fund will be impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital.

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Investments in REITs. The Fund currently invests a relatively large percentage of its assets in real estate investment trusts or “REITs.” Investments in REITs subject the Fund to risks associated with the direct ownership of real estate. Market conditions or events affecting the overall market for REITs, such as declining property values or rising interest rates, could have a negative impact on the Fund’s performance

WisdomTree Prospectus 2

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Mid-Capitalization Investing. The Fund invests primarily in securities of mid-capitalization companies. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than the market as a whole or other types of securities. As a result, the Fund may be more volatile than funds that invest in larger, more established companies.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the WisdomTree MidCap Dividend Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of June 30, 2010 was (0.56)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	27.96%	3/2009
Lowest Return	(24.64)%	4/2008

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

WisdomTree Prospectus 3

Average Annual Total Returns for the periods ending December 31, 2009

WisdomTree MidCap Dividend Fund	1 Year	Since Inception (6/16/2006)
Return Before Taxes Based on NAV	32.05%	(1.04)%
Return After Taxes on Distributions	30.51%	(2.20)%
Return After Taxes on Distributions and Sale of Fund Shares	20.63%	(1.55)%
S&P MidCap 400 Index (Reflects no deduction for fees, expenses, or taxes)	37.38%	0.97%
WisdomTree MidCap Dividend Index (Reflects no deduction for fees, expenses, or taxes)	32.63%	(1.58)%

Portfolio Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management”) serves as investment adviser to the Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, is a Managing Director, Equity Index Strategies, West Coast. Ms. Wong has been with Mellon Capital since June, 2000 and a portfolio manager of the Fund since February, 2008.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management. Mr. Brown has been with Mellon Capital since August, 1995 and a portfolio manager of the Fund since February, 2008.

Thomas J. Durante, CFA, is a Director, Senior Portfolio Manager, Equity. Mr. Durante has been with Mellon Capital since January, 2000 and a portfolio manager of the Fund since February, 2008.

Buying and Selling Fund Shares

The Fund is an “exchange-traded fund,” also known as an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”) which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WisdomTree Prospectus 4	WIS-DON-SUM-0810